UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________

FORM 8-K

 ___________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 17, 2015

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DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-51439	20-2556965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 13th Floor San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (415) 445-7444
(Former Name or Former Address, if Changed Since Last Report)
  _____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ú	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ú	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ú	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ú	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On June 17, 2015, Diamond Foods, Inc. (the "Company") entered into a First Amendment (the "ABL Credit Facility Amendment") to the asset based Credit Agreement among the Company, the lenders and agents party thereto and Wells Fargo Bank, National Association (as Administrative Agent, Swing Line Lender, Syndication Agent, Sole Lead Arranger and Sole Bookrunner). The ABL Credit Facility Amendment eliminates from the events constituting a Change of Control (and consequently an Event of Default) the replacement, under specified circumstances, of a majority of the Company’s Board of Directors. The foregoing description of the ABL Credit Facility Amendment is summary in nature and is qualified in its entirety by reference to the full text of the ABL Credit Facility Amendment, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
On June 18, 2015, the Company entered into a First Amendment (the "Credit Agreement Amendment") that amends the Company’s existing Credit Agreement among the Company, the lenders and agents party thereto and Credit Suisse AG, Cayman Islands Branch (as Administrative Agent and Collateral Agent). The Credit Agreement Amendment eliminates from the events constituting a Change of Control (and consequently an Event of Default) the replacement, under specified circumstances, of a majority of the Company’s Board of Directors. The foregoing description of the Credit Agreement Amendment is summary in nature and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.
By making this voluntary disclosure, the Company does not concede that the information, including the exhibits attached, is “material” for purposes of the Securities Exchange Act of 1934 or otherwise. This information, including the exhibits attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Diamond made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	First Amendment to the Credit Agreement, dated as of June 17, 2015, among Diamond Foods, Inc. the lenders and agents party thereto and Wells Fargo Bank, National Association
99.2	First Amendment to the Credit Agreement, dated as of June 18, 2015, among Diamond Foods, Inc., the lenders and agents party thereto and Credit Suisse AG, Cayman Islands Branch

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.

Date: June 18, 2015	By:	/s/ Raymond P. Silcock

Name: Raymond P. Silcock
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	First Amendment to the Credit Agreement, dated as of June 17, 2015, among Diamond Foods, Inc. the lenders and agents party thereto and Wells Fargo Bank, National Association
99.2	First Amendment to the Credit Agreement, dated as of June 18, 2015, among Diamond Foods, Inc., the lenders and agents party thereto and Credit Suisse AG, Cayman Islands Branch